                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            TCW GALILEO FUNDS, INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                                                     PRELIMINARY


                            TCW GALILEO FUNDS, INC.
                       TCW GALILEO EMERGING MARKETS FUND
                     865 SOUTH FIGUEROA STREET, 18TH FLOOR
                         LOS ANGELES, CALIFORNIA  90017


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS



     Notice is hereby given that a Special Meeting of Shareholders of the TCW Galileo Emerging Markets Fund of TCW Galileo Funds, Inc. (the "Fund") will be held at the offices of the Fund on November 1, 1995 at 10:00 a.m. (Pacific time) for the following purpose:

     1. To approve two proposed amended and restated sub-investment advisory agreements between TCW Funds Management, Inc., the Fund's investment adviser, and TCW London International, Limited and TCW Asia, Limited, respectively.

     2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Shareholders of record as of the close of business on August 31, 1995 are entitled to notice of and to vote at the Meeting or any adjournment thereof.


                                            By order of the Board of Directors



                                            Philip K. Holl
                                            Secretary



          PLEASE EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, THUS ENABLING YOUR FUND TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                            TCW GALILEO FUNDS, INC.
                       TCW GALILEO EMERGING MARKETS FUND
                     865 SOUTH FIGUEROA STREET, SUITE 1800
                         LOS ANGELES, CALIFORNIA  90017

                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 1, 1995

                                PROXY STATEMENT

          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of TCW Galileo Funds, Inc. ("Company") on behalf of the TCW Galileo Emerging Markets Fund ("Fund") for use at the special meeting of shareholders and at any adjournment thereof. A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications thereon. A shareholder may revoke a proxy at any time prior to its exercise by filing with the Secretary of the Company an instrument revoking the proxy, or by submitting a proxy bearing a later date, or by attending and voting at the meeting.

          The cost of soliciting proxies for this Special Meeting of Shareholders, consisting principally of printing and mailing expenses, will be borne by the Fund. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers and employees of the Fund and its investment adviser or distributor without special compensation therefor. The first mailing of this proxy statement is expected to be made on or about September _____, 1995.

                   OUTSTANDING SHARES AND VOTING REQUIREMENTS

          The Board of Directors has fixed the close of business on August 31, 1995, as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting of Shareholders or any adjournment. As of the record date, there were outstanding ________________ shares of the Fund. All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.

          As of the record date, the following persons owned of record 5% or more of the Fund's outstanding shares: The officers and directors of the Fund, together, owned less than 1% of the Fund's outstanding shares on the record date.

          If a quorum (more than one third of the outstanding voting shares) is represented at the meeting, the affirmative vote of a majority of the shares of the Fund represented at the meeting is required to approve the sub-advisory agreements. A majority of the outstanding voting shares means (i) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares are present or represented by proxy, or (ii) more than 50% of all outstanding voting shares of the Fund.

          1.  TO APPROVE TWO PROPOSED AMENDED AND RESTATED SUB-ADVISORY
              AGREEMENTS.

          The Fund's investments are managed by TCW Funds Management, Inc. (the "Adviser"), pursuant to an amended Investment Advisory and Management Agreement ("Management Agreement") dated February 28, 1994. The Management Agreement was initially approved by the Board of Directors of the Company, including all of the independent Directors, at a meeting held on November 17, 1993, and by the Adviser as the sole shareholder of the Fund on February 22, 1994. The Management Agreement was continued by vote of the Board of Directors, including all of the independent Directors, for another annual period at a meeting held on February 1, 1995. For the fiscal year ended October 31, 1994, the Adviser received a fee of $345,000 from the Fund.

          The Adviser, pursuant to the Management Agreement, has entered into sub-advisory agreements (individually a "Sub-Advisory Agreement" and, collectively, the "Sub-Advisory Agreements") with TCW London International, Limited ("TCW London") and TCW Asia, Limited ("TCW Asia"), affiliated companies of the Adviser, to furnish investment advice concerning individual security selections and overall economic trends with respect to emerging markets countries in Asia (TCW Asia) and Europe and Africa (TCW London) subject to the Adviser's supervision. The Management Agreement provides that the Adviser may, at its own expense, enter into sub-advisory agreements with sub-advisers which will make determinations as to the securities and commodities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions and which will take such further action, including the placing of purchase and sale orders on behalf of the Fund, as each Sub-Adviser, in consultation with the Adviser, shall deem necessary or appropriate. The Adviser is responsible for monitoring compliance by each Sub-Adviser with the investment policies and restrictions of the Fund and with such other limitations or directions as the Board of Directors may, from time to time, prescribe. The Sub-Advisory Agreements were approved by the Board of Directors of the Company, including all of the independent Directors, at a meeting held on July 20, 1994, and by the shareholders of the Fund at a Special Meeting of Shareholders held on November 15, 1994.

          On July 19, 1995, the Board of Directors, including all of the independent Directors, approved amended and restated sub-advisory agreements (individually an "Amended and Restated Sub-Advisory Agreement" and, collectively, the "Amended and Restated Sub-Advisory Agreements") between the Adviser and TCW London and TCW Asia. The purpose of the Amended and Restated Sub-Advisory Agreements is to clarify, with greater specificity, the compensation that can be paid TCW London and TCW Asia by the Adviser. Each Amended and Restated Sub-Advisory Agreement provides that the Adviser shall pay each Sub-Adviser an annual fee at a rate of 1.00% (the same percentage as received by the Adviser from the Fund) of the Fund's net assets for which the Sub-Adviser renders investment advisory services. The Sub-Advisory Agreements previously approved by shareholders provide that the Adviser shall pay each Sub-Adviser such compensation as may be agreed to from time to time by the parties, but not in an amount exceeding that received by the Adviser under the terms of the Management Agreement.

          In considering whether to approve the Amended and Restated Sub-Advisory Agreements, the Board of Directors reviewed the terms of the Amended and Restated Sub-Advisory Agreements and considered all materials and information deemed relevant to such determination. Among other things, the Board of Directors considered the nature and scope of services to be rendered, the quality of the services and personnel of each Sub-Adviser, the affiliation between the Adviser and each Sub-Adviser, and the lack of additional fees to be paid under the Amended and Restated Sub-Advisory Agreements. Based upon its review, the Board of Directors, including all the independent Directors, determined that approval of each Amended and Restated Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

          THE INDEPENDENT DIRECTORS UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS APPROVE THE AMENDED AND RESTATED SUB-ADVISORY AGREEMENTS.

          THE AMENDED AND RESTATED SUB-ADVISORY AGREEMENTS.

          The Amended and Restated Sub-Advisory Agreement with TCW Asia requires that it provide the Fund with investment advisory services with respect to issuers located in emerging market countries in Asia and the Amended and Restated Sub-Advisory Agreement with TCW London requires it provide the Fund with investment advisory services with respect to issuers located in emerging market countries in Africa and Europe. Under the Amended and Restated Sub-Advisory Agreements, each Sub-Adviser is charged with the responsibility of making a determination as to securities the Fund should purchase or sell or otherwise dispose of and with the timing of those decisions subject to the Adviser's review. The Sub-Advisers also assist the Adviser in managing foreign currency matters for the Fund, and assisting the Adviser as to what investments the Fund should make in forward exchange contracts and options and futures contracts in foreign currencies. All security transactions are reviewed by the Adviser and are subject to the overall supervision of the Adviser.

          The Amended and Restated Sub-Advisory Agreements provide that each Sub-Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as each shall, from time to time, determine to be necessary or useful to the performance of its respective obligations under a Sub-Advisory Agreement. Each Sub-Adviser also bears other costs of rendering the services provided by it including such clerical and bookkeeping services as it may require. Any payments made to a Sub-Adviser is the Adviser's sole responsibility and cannot, in the aggregate, exceed the fee paid the Adviser by the Fund which is 1.00% of average net assets.

          Both Amended and Restated Sub-Advisory Agreements provide that they will continue in effect until February 20, 1996 and that, after their initial period of effectiveness, will continue from year to year thereafter provided such continuance is approved at least annually by the vote of a majority, as defined in the Investment Company Act of 1940 (the "Act"), of the outstanding voting securities of the Fund or by the Directors, and, in either event, by the vote cast in person by a majority of Directors who are not parties to either Amended and Restated Sub-Advisory Agreement or "interested persons" of any such party (as defined in the Act) at a meeting called for the purpose of voting on such approval.

          The Amended and Restated Sub-Advisory Agreements provide that each may be terminated at any time by the Amended and Restated Sub-Adviser thereto, the Adviser, the Directors or by a vote of the majority of the outstanding voting securities of the Fund, in each instance without the payment of any penalty, on thirty days notice and will automatically terminate upon any assignment.

          THE ADVISER.

          TCW Funds Management, Inc. is the Fund's adviser. The Adviser, a California corporation, is a wholly-owned subsidiary of The TCW Group, Inc., a Nevada corporation, 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of June 30, 1995, the Adviser and its affiliates had total assets under management or committed to management of approximately $50 billion. The principal business address of the Adviser is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 and its Principal Executive Officers and directors are as follows: Thomas E. Larkin, Jr., Chairman; Marc I. Stern, President; and Alvin R. Albe, Jr., Executive Vice President, Finance & Administration. Mr. Larkin is President of Trust Company of the West and a Vice Chairman of TCW Asset Management Company ("TAMCO"). Mr. Stern is an Executive Vice President of Trust Company of the West and a Vice Chairman of TAMCO. Mr. Albe is Executive Vice President, Finance & Administration of Trust Company of the West and TAMCO. Mr. Robert Day may be deemed to be a control person of the Adviser by virtue of the aggregate ownership of Mr. Robert Day and his family of more than 25% of the outstanding voting stock of The TCW Group, Inc.

          The following lists the investment companies for which the Adviser provides advisory services and which have similar investment objectives to that of the Fund, and sets forth the net assets and fees payable by such investment companies including the Fund:

                                                    Net Assets         Annual Management
                                                   (in Millions)         Fee as Percent
Name                                             on June 30, 1995    of Average Net Assets
- ----                                             -----------------   ----------------------
TCW/DW Emerging Markets Opportunities Trust            $266.3                  (1)
TCW Galileo Funds, Inc.
  TCW Galileo Asia Pacific Equity Fund                   41.4                  (2)
  TCW Galileo Emerging Markets Fund                      54.3                  (2)
  TCW Galileo Latin America Fund                         42.9                  (2)

TCW/DW Latin American Growth Fund                       265.9                  (3)

1.   0.50% of the Trust's weekly net assets.
2.   1.00% of the Fund's annual net asset value.
3.   0.50% of the Fund's daily net assets.


          THE SUB-ADVISERS.

          TCW London International, Limited and TCW Asia, Limited are the Fund's Sub-Advisers. Both TCW London and TCW Asia are wholly-owned subsidiaries of The TCW Group, Inc. 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. TCW London was organized as a California corporation in 1992 and currently manages assets in excess of $500 million for institutions. TCW London's principal office is located at Birkett House, 27 Albemarle Street, London, England. TCW London acquired the Dillon Read International Asset Management Co. in 1993. The Principal Executive Officers and Directors of TCW London are as follows:

          Marc I. Stern, Chairman of the Board of Directors; Robert J.M. Rawe, Chief Executive Officer and Director; Alvin R. Albe, Jr., James M. Burns, Michael E. Cahill, Ernest O. Ellison and Damon P. de Laszlo, Directors. Mr. Stern is Executive Vice President of Trust Company of the West and Vice Chairman of TCW Asset Management Company ("TAMCO"). Mr. Albe is Executive Vice President, Finance & Administration of Trust Company of the West, TAMCO and the Adviser. Mr. Cahill is a Managing Director, General Counsel and Secretary of Trust Company of the West, TAMCO and the Adviser. Mr. Ellison is Vice Chairman of Trust Company of the West and Chief Investment Officer - Domestic Fixed Income of TAMCO and the Adviser. Mr. de Laszlo is Chairman and Managing Director of Harwin PLC, London, England. The principal occupation of Messrs. Burns and Rawe is their respective position with TCW London.

          The business address of Messrs. Burns, de Laszlo and Rawe is Birkett House, 27 Albemarle Street, London, England and for Messrs. Albe, Cahill, Ellison and Stern, 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

          TCW Asia, Limited was organized as a Hong Kong corporation in 1992 and manages assets in excess of $1.1 billion. TCW Asia's principal office is located at One Pacific Place, 88 Queensway, Hong Kong. The Principal executive Officer and Directors are as follows:

          Shaun Chan, President and Director, Alvin R. Albe, Jr., Michael E. Cahill, and Marc I. Stern, Directors. Mr. Chan is a Managing Director of Trust Company of the West, TAMCO and Adviser. The principal business occupation of Messrs. Albe, Cahill and Stern is as stated above.

          The business address of the foregoing Directors, with the exception of Mr. Chan, is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. Mr. Chan's business address is One Pacific Place, 88 Queensway, Hong Kong.

          TCW Asia also serves as an sub-adviser to the TCW Galileo Asia Pacific Equity Fund which, as of June 30, 1995, had net assets of $41.4 million.

          DISTRIBUTOR.

          The Distributor of the Fund's shares is TCW Brokerage Services, 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

          2.   OTHER BUSINESS.

          Management knows of no other matters which may be presented at the Special Meeting. However, if any matters not now known properly come before the meeting, it is intended that the persons named in the attached form of proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.

          SUBMISSION OF SHAREHOLDER PROPOSALS.

          The Company does not hold annual shareholders' meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholders' meeting of the Company (if any) should send their written proposals to the Secretary of the Company at the address set forth on the cover of this Proxy Statement.

          ADJOURNMENT

          In the event that sufficient votes in favor of the proposals set forth in this Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, the persons named as proxies may move one or more adjournments of the meeting for a period or periods of not more than 30 days in the aggregate to permit further solicitation of proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies which have voted against any of such proposals.

                                            By Order of the Board of Directors



                                            PHILIP K. HOLL
                                            Secretary

September _____, 1995


- -------------------------------------------------------------------------------
PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE.
NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
- -------------------------------------------------------------------------------


- -------------------------------------------------------------------------------
A COPY OF THE FUND'S ANNUAL REPORT FOR THE YEAR ENDED OCTOBER 31, 1994 IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING THE FUND AT 865 SOUTH
FIGUEROA STREET, LOS ANGELES, CALIFORNIA 90017 OR TELEPHONING IT AT 1-800-386-3829.
- -------------------------------------------------------------------------------

                                   EXHIBIT A

                              AMENDED AND RESTATED

                             SUB-ADVISORY AGREEMENT


          AGREEMENT, made as of the____ day of _________________________, 1995 by and between TCW Funds Management, Inc., a California corporation (hereinafter called the "Investment Manager"), and TCW Asia Limited, a Hong Kong corporation (hereinafter called the "Sub-Adviser").

          WHEREAS, TCW Galileo Funds, Inc. (hereinafter called the "Fund") is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

          WHEREAS, the Investment Manager has entered into an Investment Management Agreement (hereinafter called the "Investment Management Agreement") with the Fund wherein the Investment Manager has agreed to provide investment management services to the eleven current Portfolios of the Fund and may provide such services to other Portfolios subsequently established by the Fund; and

          WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as an investment adviser; and

          WHEREAS, the Investment Manager desires to retain the services of the Sub-Adviser to render investment advisory services for the TCW Galileo Emerging Markets Fund and TCW Galileo Asia Pacific Equity Fund in the manner and on the terms and conditions hereinafter set forth (these Portfolios together with all other Portfolios subsequently established by the Fund with respect to which the Fund will have retained the Investment Manager to render management and investment advisory services under the Investment Management Agreement and with respect to which the Investment Manager desires to retain the Sub-Adviser to render investment advisory services or assistance in the manner and on the terms and conditions hereinafter set forth being collectively referred to as the "Sub-Advisory Portfolios"); and

          WHEREAS, the Sub-Adviser desires to be retained by the Investment Manager to perform services on said terms and conditions:

          NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

          2. Subject to the supervision of the Fund, its officers and Directors, and the Investment Manager, and in accordance with the investment objective, policies and restrictions set forth in the then current Registration Statement relating to the Fund, and such investment objectives, policies and restrictions from time to time prescribed by the Directors of the Fund and communicated by the Investment Manager to the Sub-Adviser, the Sub-Adviser agrees to provide each Sub-Advisory Portfolio with investment advisory services; to obtain and evaluate such information and advice relating to the economy, securities and commodities markets and securities or commodities as it deems necessary or useful to discharge its duties hereunder; to assist the Investment Manager in the management of the assets of a Sub-Advisory Portfolio in a manner consistent with its investment objective and policies; to assist the Investment Manager in the making of decisions as to foreign currency matters and make determinations as to forward foreign exchange contracts and options and futures contracts in foreign currencies; and determining the securities to be purchased, acquired, sold or otherwise disposed of by a Sub-Advisory Portfolio and the timing of such purchases, acquisitions, sales and dispositions; and to take such further action, including the placing of purchase and sale orders on behalf of the Sub-Advisory Portfolios, as it shall deem necessary or appropriate. The Sub-Adviser agrees to furnish to or place at the disposal of the Sub-Advisory Portfolios and the Investment Manager such of the information, evaluations, analyses and opinions formulated or obtained by it in the discharge of its duties as the Fund and the Investment Manager may, from time to time, reasonably request. The Investment Manager and the Sub-Adviser shall each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Sub-Advisory Portfolios and to consult with each other. Nothing in this Agreement shall require the Investment Manager to utilize the services of the Sub-Adviser with respect to any specific or minimum percentage of the assets of the Sub-Advisory Portfolio.

          In the Event the Fund establishes another Portfolio other than the current Sub-Advisory Portfolios with respect to which the Investment Manager desires to retain the Sub-Adviser to render investment advisory services or assistance hereunder, the Investment Manager shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Investment Manager in writing, whereupon such other Portfolio shall become a Sub-Advisory Portfolio hereunder.

          3. The Sub-Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Sub-Adviser shall be deemed to include persons employed or otherwise retained by the Sub-Adviser to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Sub-Adviser shall maintain whatever records as may be required to be maintained by it under the Act. All such records so maintained shall be made available to the Fund, upon the request of the Investment Manager or the Fund.

          4. The Fund will, from time to time, furnish or otherwise make available to the Sub-Adviser such financial reports, proxy statements and other information, including investment policies and restrictions from time to time prescribed by the Directors of the Fund, relating to the business and affairs of the Sub-Advisory Portfolios as the Sub-Adviser may reasonably require in order to discharge its duties and obligations hereunder or to comply with any applicable law and regulations and the investment objectives policies and restrictions from time to time prescribed by the Directors of the Fund.

          5. The Sub-Adviser shall bear the cost of rendering the investment advisory services to be performed by it under this Agreement and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund, employed by the Sub-Adviser, and such clerical help and bookkeeping services a the Sub-Adviser shall reasonably require in performing its duties hereunder.

          6. The Fund, on behalf of each Sub-Advisory Portfolio, assumes and shall pay or cause to be paid all other expenses of the Sub-Advisory Portfolio, including, without limitation: any fees paid to the Investment Manager; the charges and expenses of any registrar, any custodian, sub-custodian or depository appointed by the Fund for the safekeeping of the Sub-Advisory Portfolio's cash, portfolio securities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Sub-Advisory Portfolio in connection with portfolio securities transactions to which the Sub-Advisory Portfolio is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Sub-Advisory Portfolio to federal, state or other governmental agencies or pursuant to any foreign laws; the cost and expense of engraving or printing certificates representing shares of the Sub-Advisory Portfolio; all costs and expenses in connection with the registration and maintenance of registration of the Sub-Advisory Portfolio and its shares with the Securities and Exchange Commission and various states and other jurisdictions or pursuant to any foreign laws (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing (including typesetting) and distributing prospectuses of the Fund and supplements thereto to the Sub-Advisory Portfolio's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors' or members of any advisory board or committee who are not employees of the Investment Manager or Sub-Adviser; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption whether in shares or in cash; charges and expenses of any outside service used for pricing of the Sub-Advisory Portfolio's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not interested persons (as defined in the Act) of the Fund, the Investment Manager or the Sub-Adviser, and of independent accountants, in connection with any matter relating to the Sub-Advisory

Portfolio; membership dues of industry associations; interest payable on Sub-Advisory Portfolio borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Sub-Advisory Portfolio which inure to its benefit; extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Sub-Advisory Portfolio's operations unless otherwise explicitly provided herein.

          7. As compensation for the services performed by the Sub-Adviser with respect to a Sub-Advisory Portfolio, the Investment Manager shall pay the Sub-Adviser as soon as practicable after the last day of each month a fee for such month computed at an annual rate specified in the following table (subject to the limitation described below):

                                                            Annual Fee Rate
                                                 (Expressed as a Percentage of Net Assets
                                                     For Which The Sub-Adviser Renders
     Sub-Advisory Portfolio                             Investment Advisory Services
     ----------------------                       ----------------------------------------
TCW Galileo Emerging Markets Fund                                  1.00%
TCW Galileo Asia Pacific Equity Fund                               1.00%

          For the purpose of calculating such fee, the net asset value for a month shall be the average of the net asset values for which the Sub-Adviser provides investment advisory services as determined for each business day of the month. If this Agreement becomes effective after the first day of a month, or terminates before the last day of a month, the foregoing compensation shall be prorated.

          In the event that the aggregate compensation received by the Investment Manager from the Fund with respect to a Sub-Advisory Portfolio for any month is less than that specified above, the compensation payable by the Investment Manager to the Sub-Adviser with respect to the Sub-Advisory Portfolio shall be equal to that received by the Investment Manager. The compensation of the Sub-Adviser is a responsibility of the Investment Manager and not a responsibility of the Fund.

          8. The Sub-Adviser will use its best efforts in the performance of investment activities on behalf of the Sub-Advisory Portfolios, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Sub-Adviser shall not be liable to the Investment Manager or the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Sub-Adviser or for any losses sustained by the Sub-Advisory Portfolios or their investors.

          9. It is understood that any of the shareholders, Directors, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Sub-Adviser, and in any person controlled by or under common control or affiliated with the Sub-Adviser, and that the Sub-Adviser and any person controlled by or under common control or affiliated with the Sub-Adviser may have an interest in the Fund. It is also understood that the Sub-Adviser and any affiliated persons thereof or any persons controlled by or under common control with the Sub-Adviser have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing contained in this Agreement shall limit or restrict the Sub-Adviser or any affiliated person thereof from so acting or engaging in any other business.

          10. This Agreement shall remain in effect until February 20, 1996 and from year to year thereafter with respect to each Sub-Advisory Portfolio provided such continuance with respect to a Sub-Advisory Portfolio is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Sub-Advisory Portfolio or by the Directors of the Fund; provided, that in either event such continuance is also approved annually by the vote of a majority of the Directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Manager, and the Sub-Adviser either by majority vote of the Directors of the Fund or , with respect to a Sub-Advisory Portfolio, by the vote of a majority of the outstanding voting securities of such Sub-Advisory Portfolio; (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; (c) this Agreement shall immediately terminate in the event of the termination of the Investment Management Agreement; (d) the Investment Manager may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund and the Sub-Adviser and; (e) the Sub-Adviser may terminate this Agreement without the payment of penalty on thirty days' written notice to the Fund and the Investment Manager. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

          11. This Agreement may be amended by the parties without the vote of consent of the shareholders of any Sub-Advisory Portfolio to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund, the Investment Manager nor the Sub-Adviser shall be liable for failing to do so.

          12. This Agreement shall be construed in accordance with the law of the State of California and the applicable provisions of the Act. To the extent the applicable law of the State of California, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first written in Los Angeles, California.


                                            TCW FUNDS MANAGEMENT, INC.

                                            By: __________________________

                                            Attest: ______________________

                                            TCW ASIA LIMITED

                                            By: __________________________

                                            By: __________________________

                                            Attest: ______________________


Accepted and agreed to as of the day
and year first above written:

TCW GALILEO FUNDS, INC.

By: _____________________________

Attest: _________________________

                  AMENDED AND RESTATED SUB-ADVISORY AGREEMENT


          AGREEMENT, made as of the ____ day of __________, 1995 by and between TCW Funds Management, Inc., a California corporation (hereinafter called the "Investment Manager"), and TCW London International, Limited, a California corporation (hereinafter called the "Sub-Adviser").

          WHEREAS, TCW Galileo Funds, Inc. (hereinafter called the "Fund") is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

          WHEREAS, the Investment Manager has entered into an Investment Management Agreement (hereinafter called the "Investment Management Agreement") with the Fund wherein the Investment Manager has agreed to provide investment management services to the eleven current Portfolios of the Fund and may provide such services to other Portfolios subsequently established by the Fund; and

          WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as an investment adviser; and

          WHEREAS, the Sub-Adviser is a member of the Investment Management Regulatory Organization Limited ("IMRO") and as such is regulated by IMRO in the conduct of its investment business and nothing in this Agreement shall exclude any liability of the Sub-Adviser to the Fund under the Financial Services Act of 1986 or the IMRO Rules;

          WHEREAS, the Investment Manager desires to retain the services of the Sub-Adviser to render investment advisory services for the TCW Galileo Emerging Markets Fund in the manner and on the terms and conditions hereinafter set forth (this Portfolio together with all other Portfolios subsequently established by the Fund with respect to which the Fund will have retained the Investment Manager to render management and investment advisory services under the Investment Management Agreement and with respect to which the Investment Manager desires to retain the Sub-Adviser to render investment advisory services or assistance in the manner and on the terms and conditions hereinafter set forth being collectively referred to as the "Sub-Advisory Portfolios"); and

          WHEREAS, the Sub-Adviser desires to be retained by the Investment Manager to perform services on said terms and conditions:

          NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

          13. Subject to the supervision of the Fund, its officers and Directors, and the Investment Manager, and in accordance with the investment objective, policies and restrictions set forth in the then current Registration Statement, which is hereby incorporated by reference, relating to the Fund which Registration Statement contains a recital of risk factors, and such investment objectives, policies and restrictions from time to time prescribed by the Directors of the Fund and communicated by the Investment Manager to the Sub-Adviser, the Sub-Adviser agrees to provide each Sub-Advisory Portfolio with investment advisory services; to obtain and evaluate such information and advice relating to the economy, securities and commodities markets and securities or commodities as it deems necessary or useful to discharge its duties hereunder; to assist the Investment Manager in the management of the assets of the Sub-Advisory Portfolio in a manner consistent with its investment objective and policies; to assist the Investment Manager in the making of decisions as to foreign currency matters and make determinations as to forward foreign exchange contracts and options and futures contracts in foreign currencies; and determining the securities to be purchased, acquired, sold or otherwise disposed of by the Sub-Advisory Portfolio and the timing of such purchases, acquisitions, sales and dispositions; and to take such further action, including the placing of purchase and sale orders on behalf of the Sub-Advisory Portfolio, as it shall deem necessary or appropriate. The Sub-Adviser agrees to furnish to or place at the disposal of the Sub-Advisory Portfolio and the Investment Manager such of the information, evaluations, analyses and opinions formulated or obtained by it in the discharge of its duties as the Fund and the Investment Manager may, from time to time, reasonably request. The Investment Manager and the Sub-Adviser shall each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Sub-Advisory Portfolios and to consult with each other. Nothing in this Agreement shall require the Investment Manager to utilize the services of the Sub-Adviser with respect to any specific or minimum percentage of the assets of the Sub-Advisory Portfolio.

          In the Event the Fund establishes another Portfolio other than the current Sub-Advisory Portfolios with respect to which the Investment Manager desires to retain the Sub-Adviser to render investment advisory services or assistance hereunder, the Investment Manager shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Investment Manager in writing, whereupon such other Portfolio shall become a Sub-Advisory Portfolio hereunder.

          14. The Sub-Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the

Sub-Adviser shall be deemed to include persons employed or otherwise retained by the Sub-Adviser to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Sub-Adviser shall maintain whatever records as may be required to be maintained by it under the Act. All such records so maintained shall be made available to the Fund, upon the request of the Investment Manager or the Fund. The Sub-Adviser shall provide all account statements and performance or financial reports as required by United States securities laws. The Sub-Adviser acknowledges that cash balances and other assets of the Fund will be held by Custodian bank(s) designated by the Fund.

          15. The Fund will, from time to time, furnish or otherwise make available to the Sub-Adviser such financial reports, proxy statements and other information, including investment policies and restrictions from time to time prescribed by the Directors of the Fund, relating to the business and affairs of the Sub-Advisory Portfolios as the Sub-Adviser may reasonably require in order to discharge its duties and obligations hereunder or to comply with any applicable law and regulations and the investment objectives, policies and restrictions from time to time prescribed by the Directors of the Fund. All instructions given by the Fund or Investment Manager to the Sub-Adviser shall be in writing and sent to the Sub-Adviser's principal office and shall take effect upon actual receipt by the Sub-Adviser.

          16. The Sub-Adviser shall bear the cost of rendering the investment advisory services to be performed by it under this Agreement and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund, employed by the Sub-Adviser, and such clerical help and bookkeeping services a the Sub-Adviser shall reasonably require in performing its duties hereunder.

          17. The Fund, on behalf of each Sub-Advisory Portfolio, assumes and shall pay or cause to be paid all other expenses of the Sub-Advisory Portfolio, including, without limitation: any fees paid to the Investment Manager; the charges and expenses of any registrar, any custodian, sub-custodian or depository appointed by the Fund for the safekeeping of the Sub-Advisory Portfolio's cash, portfolio securities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Sub-Advisory Portfolio in connection with portfolio securities transactions to which the Sub-Advisory Portfolio is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Sub-Advisory Portfolio to federal, state or other governmental agencies or pursuant to any foreign laws; the cost and expense of engraving or printing certificates representing shares of the Sub-Advisory Portfolio; all costs and expenses in connection with the registration and maintenance of registration of the Sub-Advisory Portfolio and its shares with the Securities and Exchange Commission and various states and other jurisdictions or pursuant to any foreign laws (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing (including typesetting) and distributing prospectuses of the Fund and supplements thereto to the Sub-Advisory Portfolio's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors' or members of any advisory board or committee who are not employees of the Investment Manager or Sub-Adviser; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption whether in shares or in cash; charges and expenses of any outside service used for pricing of the Sub-Advisory Portfolio's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not interested persons (as defined in the Act) of the Fund, the Investment Manager or the Sub-Adviser, and of independent accountants, in connection with any matter relating to the Sub-Advisory Portfolio; membership dues of industry associations; interest payable on Sub-Advisory Portfolio borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Sub-Advisory Portfolio which inure to its benefit; extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Sub-Advisory Portfolio's operations unless otherwise explicitly provided herein.

          18. As compensation for the services performed by the Sub-Adviser with respect to a Sub-Advisory Portfolio, the Investment Manager shall pay the Sub-Adviser as soon as practicable after the last day of each month a fee for such month computed at an annual rate specified in the following table (subject to the limitation described below):

                                                   Annual Fee Rate
                                      (Expressed as a Percentage of Net Assets
                                          For Which The Sub-Adviser Renders
     Sub-Advisory Portfolio                  Investment Advisory Services
     ----------------------            ---------------------------------------
TCW Galileo Emerging Markets Fund                         1.00%

          For the purpose of calculating such fee, the net asset value for a month shall be the average of the net asset values for which the Sub Adviser provides investment advisory services as determined for each business day of the month. If this Agreement becomes effective after the first day of a month, or terminates before the last day of a month, the foregoing compensation shall be prorated.

          In the event that the aggregate compensation received by the Investment Manager from the Fund with respect to a Sub-Advisory Portfolio for any month is less than that specified above, the compensation payable by the Investment Manager to the Sub-Adviser with respect to the Sub-Advisory Portfolio shall be equal to that received by the Investment Manager. The Compensation of the Sub-Adviser is a responsibility of the Investment Manager and not a responsibility of the Fund.

          19. The Sub-Adviser will use its best efforts in the performance of investment activities on behalf of the Sub-Advisory Portfolios, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Sub-Adviser shall not be liable to the Investment Manager or the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Sub-Adviser or for any losses sustained by the Sub-Advisory Portfolios or their investors.

          20. It is understood that any of the shareholders, Directors, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Sub-Adviser, and in any person controlled by or under common control or affiliated with the Sub-Adviser, and that the Sub-Adviser and any person controlled by or under common control or affiliated with the Sub-Adviser may have an interest in the Fund. It is also understood that the Sub-Adviser and any affiliated persons thereof or any persons controlled by or under common control with the Sub-Adviser have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing contained in this Agreement shall limit or restrict the Sub-Adviser or any affiliated person thereof from so acting or engaging in any other business.

          21. This Agreement shall remain in effect until February 20, 1996 and from year to year thereafter with respect to each Sub-Advisory Portfolio provided such continuance with respect to a Sub-Advisory Portfolio is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Sub-Advisory Portfolio or by the Directors of the Fund; provided, that in either event such continuance is also approved annually by the vote of a majority of the Directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Manager, and the Sub-Adviser either by majority vote of the Directors of the Fund or , with respect to a Sub-Advisory Portfolio, by the vote of a majority of the outstanding voting securities of such Sub-Advisory Portfolio; (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; (c) this Agreement shall immediately terminate in the event of the termination of the Investment Management Agreement; (d) the Investment Manager may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund and the Sub-Adviser and; (e) the Sub-Adviser may terminate this Agreement without the payment of penalty on thirty days' written notice to the Fund and the Investment Manager. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

          22. This Agreement may be amended by the parties without the vote of consent of the shareholders of any Sub-Advisory Portfolio to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund, the Investment Manager nor the Sub-Adviser shall be liable for failing to do so.

          23. All formal complaints should, in the first instance, be made in writing to the Sub-Adviser's compliance officer at the Sub-Adviser's principal office. In addition, the Fund has a right to complain directly to IMRO.

          24. A statement is available from the Sub-Adviser describing the Fund's rights to compensation, if any, in the event that the Sub-Adviser is unable to meet its liabilities.

          25. The Fund acknowledges that for purposes of the IMRO rules, it will be treated as a non-private customer.

          26. This Agreement shall be construed in accordance with the law of the State of California and the applicable provisions of the Act. To the extent the applicable law of the State of California, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

          27. The effective date of this Agreement shall be the day and year first written above.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first written in Los Angeles, California.

TCW FUNDS MANAGEMENT, INC.                  TCW LONDON INTERNATIONAL, LIMITED

By: ______________________________          By: ______________________________

Attest: __________________________          By: ______________________________

                                            Attest: __________________________

Accepted and agreed to as of the day and year first above written:

TCW GALILEO FUNDS, INC.

By: ______________________________

Attest: __________________________

                            TCW GALILEO FUNDS, INC.
                       TCW Galileo Emerging Markets Fund

              SPECIAL MEETING OF SHAREHOLDERS - NOVEMBER 1, 1995

                                     PROXY

     The undersigned hereby appoints MICHAEL E. CAHILL, PHILIP K. HOLL, RONALD
E. ROBISON, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of TCW Galileo Funds, Inc. - TCW Galileo Emerging Markets Fund to be held on November 1, 1995, at 10:00 a.m., Pacific time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated September _____, 1995.

     THIS PROXY IS SOLICITED BY THE DIRECTORS. IF NO SPECIFICATION IS MADE THEREON, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

     1. Approval of Sub-Investment Advisory Agreements:

        For   [_]         Against   [_]        Abstain   [_]

     2. To Transact Any Other Business as may Properly Come Before the Meeting:

        For   [_]         Against   [_]        Abstain   [_]


FIELD(1)                              Please sign personally; if the shares are
                                      registered in more than one name, each
                                      joint owner or each fiduciary should sign
                                      personally. Only authorized officers
FIELD(2)                              should sign for corporations.


                                      Date:
                                           -----------------------------------


                                      ----------------------------------------
                                      Signature


                                      ----------------------------------------
                                      Signature



IMPORTANT: PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED
           ENVELOPE.